UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

Enable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)
8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 26, 2008, Enable Holdings, Inc. (the “Company”) received total commitments for a $350,000 loan in the form of 18% Senior Secured Debentures (the “Loan”) provided by certain accredited investors (the “Investors”).

 Pursuant to the Loan, the Investors received (i) Series A common stock purchase warrants (the “Series A Warrants”) to purchase an aggregate of 1,750,000 shares of the Company’s common stock at an exercise price of $0.20 per share and (ii) Series B common stock purchase warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Warrants”) to purchase an aggregate of 3,500,000 shares of the Company’s common stock at an exercise price of $0.10 per share.  The Warrants are exercisable at any time prior to November 26, 2013.

The Loan bears interest at the rate of 18% per annum and is due on February 26, 2009. The Investors may elect to have the interest payment made in the Company’s Common Stock in lieu of cash. The Company intends to use the Loan for working capital.

The Loan was made pursuant to the terms of a Securities Purchase Agreement, the form of which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

In connection with the Loan mentioned above, on November 26, 2008, the Company became obligated on a direct financial obligation in the total amount of $350,000. The Loan accrues interest at a rate of 18% per annum and is due and payable on February 26, 2009.  Under the terms of the Loan, the accrued and unpaid interest on the Loan is convertible, upon the election of the Investors, into Common Stock of the Company.

Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On November 26, 2008, pursuant to the Loan discussed above, the Investors received Series A Warrants to purchase an aggregate of 1,750,000 shares of the common stock at an exercise price of $0.20 per share and Series B Warrants to purchase an aggregate of 3,500,000 shares of common stock at an exercise price of $0.10 per share.   The Warrants were issued pursuant to Rule 506 of the Securities Act of 1933.

Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

4.1	Form of 18% Senior Secured Debenture dated November 26, 2008, issued to certain investors.

4.2	Form of Series A Common Stock Purchase Warrant dated November 26, 2008, issued to certain investors.

4.3	Form of Series B Common Stock Purchase Warrant dated November 26, 2008, issued to certain investors.

10.1	Form of Securities Purchase Agreement dated November 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2008

ENABLE HOLDINGS, INC.

	By:	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Chief Financial Officer

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 26, 2008	000-50995

ENABLE HOLDINGS, INC.

EXHIBIT NO.  ITEM

4.1	Form of 18% Senior Secured Debenture dated November 26, 2008, issued to certain investors.

4.2	Form of Series A Common Stock Purchase Warrant dated November 26, 2008, issued to certain investors.

4.3	Form of Series B Common Stock Purchase Warrant dated November 26, 2008, issued to certain investors.

10.1	Form of Securities Purchase Agreement dated November 26, 2008.